UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K/A
Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 29, 2009
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 2.01. Completion of Acquisition or Disposition of Assets
     On January 5, 2010, Nuance Communications, Inc. (the “Registrant” or “Nuance”) filed a report on Form 8-K to report the completion of the acquisition of SpinVox Limited (“SpinVox”), which was consummated on December 30, 2009. At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
(1)	The historical consolidated financial statements of SpinVox, including SpinVox’s unaudited condensed consolidated balance sheet as of September 30, 2009 and audited consolidated balance sheet as of December 31, 2008 and the related condensed consolidated statements of operations, comprehensive income, changes in equity and cash flows for the nine months ended September 30, 2009 and 2008, are being filed as Exhibit 99.1 to this Form 8-K/A.
(2)	The historical consolidated financial statements of SpinVox, including SpinVox’s audited balance sheets as of December 31, 2008 and 2007, and consolidated statements of operations, recognized income and expense, changes in equity and cash flows for the years ended December 31, 2008 and 2007, are being filed as Exhibit 99.2 to this Form 8-K/A.
(b) Pro Forma Financial Information
(1)	The unaudited pro forma combined balance sheet of Nuance as of September 30, 2009 and the unaudited pro forma combined statements of operations of Nuance for the year ended September 30, 2009, giving effect to the acquisition of SpinVox, are included within Exhibit 99.3 to this Form 8-K/A.
(d) Exhibits
2.1*	Agreement for the acquisition of the entire issued share capital of SpinVox Limited, the substitution of Foxtrot Acquisition Limited as the issuer of a debt instrument issued by SpinVox Limited, and the release and cancellation of such debt instrument in consideration of shares in Foxtrot Acquisition Limited dated December 29, 2009.
2.2*	Agreement for the acquisition of shares in Foxtrot Acquisition Limited and the payment of certain sums to the Mezzanine Lenders and other parties dated December 29, 2009.
23.1	Consent of Independent Auditors.
99.1	Unaudited interim condensed consolidated financial statements of SpinVox Limited as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008.
99.2	Audited consolidated financial statements of SpinVox Limited as of, and for the years ended, December 31, 2008 and 2007.
99.3	Unaudited Pro Forma Combined Consolidated Financial Statements.

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

Date: February 8, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement for the acquisition of the entire issued share capital of SpinVox Limited, the substitution of Foxtrot Acquisition Limited as the issuer of a debt instrument issued by SpinVox Limited, and the release and cancellation of such debt instrument in consideration of shares in Foxtrot Acquisition Limited dated December 29, 2009.

2.2*	Agreement for the acquisition of shares in Foxtrot Acquisition Limited and the payment of certain sums to the Mezzanine Lenders and other parties dated December 29, 2009.

23.1	Consent of Independent Auditors.

99.1	Unaudited interim condensed consolidated financial statements of SpinVox Limited as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008.

99.2	Audited consolidated financial statements of SpinVox Limited as of, and for the years ended, December 31, 2008 and 2007.

99.3	Unaudited pro forma combined consolidated financial statements.

*	Previously filed.